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                                                                  Exhibit 10.351

                       ALLSTATE LIFE INSURANCE COMPANY AND
                           ALLSTATE INSURANCE COMPANY
                         ALLSTATE PLAZA SOUTH, SUITE G5C
                           NORTHBROOK, ILLINOIS 60062


                                September 27,2004

Inland Western Lawrenceville Simonton, L.L.C.
2901 Butterfield Road
Oakbrook, Illinois 60523

              Re:   Allstate Life Insurance Company
                    and Allstate Insurance Company
                    Loan No. 122532
                    The Village Shoppes at Simonton
                    930 New Hope Road, Lawrenceville, Georgia (the "Property")

Ladies and Gentlemen:

       Reference is made to our Commitment Letter dated September 21, 2004, as amended (the "Commitment") with respect to a $7,561,700 Loan (the "Loan") to be evidenced by two Mortgage Notes of even date herewith, one payable to Allstate Life Insurance Company in the principal amount of $5,671,275 and the other payable to Allstate Insurance Company in the principal amount of $1,890,425 (collectively, the "Note"), and to be secured by a Deed to Secure Debt and Security Agreement of even date herewith (the "Mortgage") encumbering the Property. Initially capitalized terms used but not otherwise defined in this letter agreement (the "Letter Agreement") have the same meanings given them in the Mortgage.

       In consideration of your execution and delivery of the documents evidencing, securing or otherwise pertaining to the Loan (the "Loan Documents"), you (the "Borrower") and we ("Lender") hereby agree as follows:

       1. RELATED AGREEMENT. This Letter Agreement shall constitute a Related Agreement.

       2. IMPOUNDS. With regard to the provisions contained in Section 1.06 of the Mortgage requiring Borrower to deposit 1/12 of the annual amounts of real estate taxes, regular and special assessments and insurance premiums, Lender hereby agrees to defer collection of such monthly deposits for so long as (i) Borrower is the sole fee simple owner of the Property; (ii) no Event of Default exists under the Loan Documents and no condition or event exists which with notice, the passage of time, or both, would constitute an Event of Default;
(iii) at Lender's election, Borrower either pays for a tax reporting service or Borrower promptly and consistently furnishes evidence that taxes are being currently paid; and (iv) Borrower promptly and consistently furnishes evidence that insurance premiums are being currently paid.

       3.     EARTHQUAKE INSURANCE. With regard to the provisions contained in
Section 1.02 of the Mortgage requiring Borrower obtain earthquake insurance coverage on the Property, Lender

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hereby agrees to waive such requirement until such time as such coverage is available at commercially reasonable rates and in Lender's reasonable opinion such coverage is generally required by other institutional lenders.

       4. BORROWER'S RIGHT TO TRANSFER THE PROPERTY. Notwithstanding the provisions contained in Section 1.08 and other applicable provisions of the Mortgage, Borrower shall have a one time right, provided there is no default or an event which, with notice or the passage of time, or both, could result in a default by Borrower under the Loan Documents, to assign, sell or transfer all of the Property (the "Permitted Transfer") to a party with experience, reasonably satisfactory to Lender, in managing property similar to the Property and whose financial condition is reasonably satisfactory to Lender ("Permitted Transferee"). The Permitted Transfer shall be further conditioned upon: (a) the payment by Borrower to Lender of a transfer fee equal to one percent of the outstanding principal balance of the Note (a nonrefundable $5,000 deposit toward such transfer fee shall be due at the time Borrower initially requests a Permitted Transfer, the balance of the transfer fee shall be due on the closing of the transaction); (b) the reimbursement of all of Lender's expenses, including legal fees, incurred in connection with the Permitted Transfer; (c) the Permitted Transferee and such general partners or principals of Permitted Transferee as Lender may request, assuming, in form and substance satisfactory to Lender, all obligations of Borrower under the Loan Documents, including, without limitation, the Environmental Indemnity Agreement and the Nonrecourse Exception Indemnity Agreement, with the same degree of recourse liability as Borrower and subject to the same exculpatory provisions; (d) Lender's receipt of a title policy complying with the requirements of the Commitment, updated to the date of the Permitted Transfer, evidencing that such Permitted Transfer will not adversely affect Lender's first and prior lien on the Property or any other rights or interests granted to Lender under the Loan Documents; (e) Lender's receipt of opinions of counsel acceptable to Lender that all previous opinions, pertaining to Borrower are true with respect to the Permitted Transferee and the Permitted Transferee has duly assumed the Loan Documents, and same are valid and enforceable against Permitted Transferee and the Property; and that Borrower has the requisite power and authority to properly transfer the Property; (f) the Property having maintained a Debt Coverage Ratio of not less than 200 percent for the 12 month period ending 30 days before the date of the Permitted Transfer and the Property having a projected Debt Coverage Ratio for the next 12 months based on the most recently approved and certified financial statements and annual rent roll of not less than 200 percent; (g) the Permitted Transferee paying to Borrower at least 45 percent cash down payment on the date of the Permitted Transfer; (h) Lender's receipt and approval of the purchase and sale contract and copies of the proposed transfer documentation; (i) Lender's receipt and approval of the Permitted Transferee's resume and financial statements; and
(j) Lender's receipt and approval of an updated MAI appraisal by an appraiser satisfactory to Lender (prepared at Borrower's expense) specifically confirming a loan to value ratio of no more than 55 percent.

       In addition, Borrower shall have the right, provided there is no default or an event which, with notice or the passage of time, or both, could result in a default by Borrower under the Loan Documents, to make a Permitted Transfer to INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Member"), the sole member of Borrower, so long as (x) Borrower pays to Lender a transfer fee equal to $5,000, (y) the Member assumes, in form and substance satisfactory to Lender, all obligations of Borrower under the Loan Documents, including, without limitation, the Environmental Indemnity Agreement, with the same degree of

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recourse liability as Borrower and subject to the same exculpatory provisions, and (z) the conditions and requirements set forth in subparagraphs 4(b), (d) and
(e) above are satisfied.

       Net Operating Income shall be certified to be true and correct by the managing general partner, manager or chief financial officer of Borrower.

       5. RIGHT TO CHANGE OWNERSHIP INTERESTS IN BORROWER. Notwithstanding the provisions contained in Section 1.08 and other applicable provisions of the Deed of Trust, so long as Member maintains its status as a Real Estate Investment Trust (a "REIT") any encumbrance, security interest or assignment or transfer of ownership of all types and classes of the shares of Member shall not constitute an improper encumbrance or transfer.

       6.     DAMAGE TO PROPERTY. With regard to the provisions contained in
Section 1.04(A) of the Mortgage requiring Borrower to notify Lender of damage to the Property, the cost threshold for notification shall be increased to One Hundred Thousand Dollars ($100,000). With regard to the provisions contained in
Section 1.04(B) and 1.04(C) of the Deed of Trust regarding the estimated cost of restoration, the threshold amounts shall be increased to Two Hundred Fifty Thousand Dollars ($250,000).

       7. INSURANCE. Lender hereby approves the insurance evidenced by the certificates attached as EXHIBIT A hereto.

       8. PROPERTY MANAGER. Lender hereby approves Inland Northwest Management Corp. as manager of the Property, subject to its execution of the letter attached as EXHIBIT B hereto.

       9. PUBLIX ESTOPPEL. Borrower shall use its best efforts to deliver to Lender, within 30 days after the Disbursement Date, an updated estoppel letter from Publix Supermarket in the form attached hereto as EXHIBIT C.

       10. RIGHTS PERSONAL TO BORROWER. The rights granted to Borrower in paragraphs 2, 3, 4, 5, 6, 7 and 8 of this Letter Agreement shall be personal to Borrower and shall not inure to the benefit of any subsequent owner of the Property. In the event Lender transfers all or any part of the Loan or any interest in the Loan Documents to any other person or entity, Lender agrees to notify such transferee(s) of the existence of this Letter Agreement and the fact that it is binding upon Lender's successors and assigns by delivering such transferee(s) a true, correct and complete copy of this Letter Agreement concurrently with such transfer accompanied by a letter of transmittal from Lender advising such transferee(s) of the binding nature of the provisions of this Letter Agreement. Lender will send a copy of its letter of transmittal and the enclosure to Borrower, and Borrower's name will be shown on the face of the original letter of transmittal as an addressee thereof.

                                   * * * * *

                            [Signature Page Follows]

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                          Very truly yours,

                          ALLSTATE LIFE INSURANCE COMPANY,
                          an Illinois insurance corporation


                          By:
                             ------------------------------------


                          By:
                             ------------------------------------
                               Its Authorized Signatories

                          ALLSTATE INSURANCE COMPANY,
                          an Illinois insurance corporation


                          By:
                             ------------------------------------


                          By:
                             ------------------------------------
                               Its Authorized Signatories

                          Accepted and agreed:

                          INLAND WESTERN LAWRENCEVILLE
                          SIMONTON, L.L.C., a Delaware limited liability company

                          By:   INLAND WESTERN RETAIL REAL ESTATE
                                TRUST, INC., a Maryland corporation,
                                Its sole member

                                By:  /s/ [ILLEGIBLE]
                                   ------------------------------
                                Its:    Asst. Secretary
                                    -----------------------------

Dated: September 27, 2004

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                                    EXHIBIT A

                             INSURANCE CERTIFICATES

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                                    EXHIBIT B

                             PROPERTY MANAGER LETTER

                        INLAND NORTHWEST MANAGEMENT CORP.

                               September 27, 2004

Allstate Life Insurance Company
and Allstate Insurance Company
c/o Allstate Investments, LLC
Allstate Plaza South, Suite G5C
3075 West Sanders Road
Northbrook, Illinois 60062
Attention: Commercial Mortgage Division

              Re:   Allstate Life Insurance Company
                    and Allstate Insurance Company
                    Loan No. 122532
                    The Village Shoppes at Simonton
                    930 New Hope Road, Lawrenceville, Georgia (the "Property")

Ladies and Gentlemen:

              The undersigned ("Manager") is the current property manager of the Property pursuant to that certain Management Agreement (the "Agreement") dated August 9, 2004, by and between INLAND WESTERN LAWRENCEVILLE SIMONTON, L.L.C., a Delaware limited liability company ("Owner") and Manager. In consideration of your making the Loan to Owner (Manager being an affiliate of Owner), Manager acknowledges and agrees to the following:

       1. Allstate, in its sole discretion, may terminate the Agreement by notice to Manager upon acquisition by Allstate of title to the Property by foreclosure, deed in lieu of foreclosure, or other transfer of the Property or upon Allstate otherwise obtaining possession of the Property by any lawful means. Upon the appointment of a receiver or court appointed officer, either Allstate or such receiver or officer may terminate the Agreement in its sole discretion by notice to Manager.

       2. Manager waives any right to create a lien against the Property to secure payment of unpaid management fees.

       3. Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees paid or payable to Manager thereafter shall be subordinate to amounts owed to Allstate under such Loan documents.

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       4.     Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees and other sums received by Manager thereafter in connection with management of the Property shall be held in trust for the benefit of Allstate.

       5. Until Allstate elects to terminate the Agreement as provided herein, Manager will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Allstate and its successors and assigns, so long as Allstate performs the duties and obligations of Owner under the Agreement accruing after the date Allstate exercises its rights under the Mortgage.

                                INLAND NORTHWEST MANAGEMENT CORP.


                                By:
                                   ------------------------------
                                     Its
                                        -------------------------

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                             PROPERTY MANAGER LETTER

                        INLAND NORTHWEST MANAGEMENT CORP.

                                September 27,2004

Allstate Life Insurance Company
and Allstate Insurance Company
c/o Allstate Investments, LLC
Allstate Plaza South, Suite G5C
3075 West Sanders Road
Northbrook, Illinois 60062
Attention: Commercial Mortgage Division

              Re:   Allstate Life Insurance Company
                    and Allstate Insurance Company
                    Loan No. 122532
                    The Village Shoppes at Simonton
                    930 New Hope Road, Lawrenceville, Georgia (the "Property")

Ladies and Gentlemen:

              The undersigned ("Manager") is the current property manager of the Property pursuant to that certain Management Agreement (the "Agreement") dated August 9, 2004, by and between INLAND WESTERN LAWRENCEVILLE SIMONTON, L.L.C., a Delaware limited liability company ("Owner") and Manager. In consideration of your making the Loan to Owner (Manager being an affiliate of Owner), Manager acknowledges and agrees to the following:

       1. Allstate, in its sole discretion, may terminate the Agreement by notice to Manager upon acquisition by Allstate of title to the Property by foreclosure, deed in lieu of foreclosure, or other transfer of the Property or upon Allstate otherwise obtaining possession of the Property by any lawful means. Upon the appointment of a receiver or court appointed officer, either Allstate or such receiver or officer may terminate the Agreement in its sole discretion by notice to Manager.

       2. Manager waives any right to create a lien against the Property to secure payment of unpaid management fees.

       3. Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees paid or payable to Manager thereafter shall be subordinate to amounts owed to Allstate under such Loan documents.

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       4.     Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees and other sums received by Manager thereafter in connection with management of the Property shall be held in trust for the benefit of Allstate.

       5. Until Allstate elects to terminate the Agreement as provided herein, Manager will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Allstate and its successors and assigns, so long as Allstate performs the duties and obligations of Owner under the Agreement accruing after the date Allstate exercises its rights under the Mortgage.

                                INLAND NORTHWEST MANAGEMENT CORP.


                                By: /s/ [ILLEGIBLE]
                                   ------------------------------
                                     Its Sr. Vice President
                                        -------------------------

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